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                                                                Exhibit 10.2

                                AMENDMENT NO. 5
                                    to the
                            GENESEE & WYOMING INC.
                            1996 STOCK OPTION PLAN

                           Effective April 14, 2000
           (subject to subsequent ratification by the Stockholders)


    WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. 1996 Stock Option Plan, as heretofore amended (the "Plan"); and

    WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendments to the Plan set forth herein;

    NOW, THEREFORE, the Plan is hereby amended, effective April 14, 2000, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Stockholders of the Company, then this Amendment shall be null and void and of no effect:

        1. Section "24. In General." of the Plan is hereby renumbered to be Section "25. In General." of the Plan (with the substance of said Section 25, as so renumbered, being unchanged and unaffected by this Amendment and continuing in full force and effect).

        2. A new Section "24. Per Person Limitations." is hereby added to the Plan, to provide in its entirety as follows:

        "24.  Per Person Limitations.

              "In each calendar year, no one participant in the Plan shall be granted Options under the Plan with respect to more than 200,000 shares of Class A Common Stock (subject to adjustment pursuant to Section 5)."

        3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


    This Amendment No. 5 to the Genesee & Wyoming Inc. 1996 Stock Option Plan was authorized, approved and adopted by the Board of Directors of the Company on April 14, 2000, and approved and ratified by the stockholders of the Company on May 23,2000.


                                        /s/  Mark W. Hastings
                                        ---------------------------
                                        Mark W. Hastings, Secretary